UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Varick Street

New York, New York 10014

(Address of principal executive offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ImClone Systems Incorporated (the “Company”) announced today that the U.S. Food and Drug Administration notified the Company that it has accepted for filing the Company’s supplemental Biologics License Application (“sBLA”) for ERBITUX® (Cetuximab) in the treatment of squamous cell carcinoma of the head and neck, and has granted the sBLA priority review.  The sBLA seeks approval for use of ERBITUX in combination with radiation for locally or regionally advanced head and neck cancer, and as monotherapy in patients with recurrent and/or metastatic disease where prior platinum-based chemotherapy has failed or where platinum-based therapy would not be appropriate.

The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated, dated October 31, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
(Registrant)

Dated: October 31, 2005	By:	/s/ Erik D. Ramanathan
Erik D. Ramanathan
Vice President, General Counsel